SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): January 26, 2015

CaerVision Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53157	98-0546544
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1629 Warwick Ave., Warwick, Rhode Island	02889
(Address of principal executive offices)	(Zip code)

(401) 648-0800
Registrant’s telephone number, including area code

111 Airport Rd., Warwick, RI  02889

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On January 26, 2015, CaerVision Global, Inc., a Nevada corporation (the “Company”) entered into a Stock Purchase Definitive Agreement (the “Agreement”) with Vitall, Inc., a Delaware corporation (“Vitall”).  Pursuant to the terms of the Agreement, the Company agreed to acquire all of the issued and outstanding capital stock of Vitall in exchange for certain consideration as set forth in the Agreement.

In accordance with the terms of the Agreement, the Company agreed to a share exchange in which:

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Settlements with various debt holders in which prior officers, directors, preferred shareholders, and current common shareholders would receive twenty five percent (25%) of the post-merger issued and outstanding shares; and

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Current Vitall, Inc. shareholders would receive seventy five percent (75%) of the post-merger issued and outstanding shares.

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In addition, Jack Zhang, CEO of Vitall, Inc. will be appointed as President and CEO, and a Director of CaerVison Global, Inc. Simultaneously, Frederick Pucillo, Jr. will retire from his positions as President and Director.

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Erwin Vahlsing, Jr. will remain as Chief Financial Officer and a director, and Thomas Craft, Jr. will also remain as a director of the Company.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS;

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

Pursuant to the Agreement, the Company will issue 15,000,000 shares of its Common Stock to the shareholders of Vitall, Inc.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.

To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaerVision Global, Inc.

Date: January 29, 2015	By:	/s/ Erwin Vahlsing, Jr.
	Name:	Erwin Vahlsing, Jr.
	Its:	Chief Financial Officer